UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2024

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 East Market Street
Suite 650
Akron,	Ohio	44305
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, including Area Code: (330) 753-4511
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
6.50% Senior Notes due 2026	BWNB	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 28, 2024, Babcock & Wilcox Enterprises, Inc. (the “Company”), through B&W PGG Luxembourg Finance Sárl, a subsidiary of the Company (the “Seller”), entered into an agreement to sell the entire issued and outstanding share capital of its subsidiary, Babcock & Wilcox Renewable Service A/S (“BWRS”), to Hitachi Zosen Inova AG (the “Buyer” and such agreement, the “Purchase Agreement”). The sale of BWRS to the Buyer was completed the same day.

The Purchase Agreement provides for a base purchase price equal to approximately $87 million, subject to certain debt and working capital upward or downward adjustments. The Purchase Agreement also includes customary representations and warranties regarding BWRS and its business and assets, as well as certain indemnities with respect thereto. The Company will also undertake a 24-month non-competition and non-solicitation agreement with the Buyer.

The Company does not have any material relationship with the Buyer other than in respect of the transaction.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information presented in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 1, 2024, the Company issued a press release announcing the sale of BWRS to the Buyer. A copy of the press release is attached as Exhibit 99.2, and the information contained in Exhibit 99.2 is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information
99.2	Press Release, dated July 1, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

July 1, 2024	By:	/s/ Louis Salamone
Louis Salamone
Executive Vice President, Chief Financial Officer (Principal Accounting Officer and Duly Authorized Representative)

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